UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21289

Birmiwal Investment Trust

(Exact name of registrant as specified in charter)

5270 Highland Drive, Bellevue, WA        98006

(Address of principal executive offices)   (Zip code)

Kailash Birmiwal

5270 Highland Drive, Bellevue, WA  98006

(Name and address of agent for service)

Registrant's telephone number, including area code: (425) 957-9436

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Birmiwal Oasis Fund

For Investors Seeking Capital Appreciation

ANNUAL REPORT

March 31, 2007

Birmiwal Investment Trust

www.birmiwal.com

1-800-417-5525

Birmiwal Oasis Fund

Annual Report

March 31, 2007

Dear Fellow Shareholders,

With a 38.29% total return in calendar year 2006 compared to 15.80% for the S&P 500, we are pleased to report that your Fund was ranked, once again, number one. It achieved this distinction in the small cap core category (source: Lipper - 705 funds in the category). We are also pleased to report that for the fiscal year ending March 31, 2007, the Fund's total return was 22.51% compared to 11.83% for the S&P 500.  The Fund has completed four fiscal years.  The Fund’s annualized return over this period has been 49.60% compared to 15.84% for the S&P 500.  The primary reason for such a strong return was individual stock picks and not sector focus.  As you are aware, there is no guarantee of such returns in the future.

There is one activity in the US stock market that I am having a hard time believing. It is called naked short selling or counterfeit securities. Discussion below is primarily based on internet search (including comments posted on the SEC website) and may not be reliable. However, if true, it is a serious issue which undermines the integrity of the whole system.

In a short sale transaction, one first borrows shares and then sells the shares with the intention of buying them back later at lower prices and then returning the borrowed shares. It is legal to short sale. In naked short selling, shares which the seller does not have are sold without borrowing. And when the delivery of shares becomes due in three business days, shares are not delivered to the buyer. That means non-existent or fictitious or counterfeit shares are sold, many times deliberately. Sometimes, real shares are not delivered at all or delivered after a very long time. Buyers don't know that they are not getting real shares. The broker account statement does not differentiate between real shares and fictitious shares.

What are the implications? By increasing the supply of shares, sometimes significantly more than the number of outstanding shares, seller(s) want to depress the stock price sometimes even to the level that companies may virtually go out of business. I thought one of the main purposes of Wall Street was to provide capital needed for companies to develop and grow, instead it appears the objective of some now is to destroy companies. Even media may be used to misrepresent or mislead about companies inducing people to sell. I must mention that not all companies are attacked by naked short sellers.

It appears that this problem is primarily in the US and regulators have been aware of the naked short selling for many years. Still the problem exists. Recently, US Chamber of Commerce which represents interests of nearly three million companies of every size and industry, has urged the US Senate to consider holding hearings on this issue, one reason being this important issue is not sufficiently understood or appreciated by the general public.

Thank you for your continued support and trust in us.

Sincerely,

Kailash Birmiwal, Ph.D.

2007 Annual Report  1

BIRMIWAL OASIS FUND (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED MARCH 31, 2007.

03/31/07 NAV $32.56

  Since

1 Year(A)           3 Year(A)             Inception(A)

Birmiwal Oasis Fund

22.51%               30.21%

                49.60%

S&P 500(B)

11.83%               10.07%

    15.84%

(A) 1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The inception date of the Birmiwal Oasis Fund was April 1, 2003.

(B) The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-417-5525.

2007 Annual Report  2

* Includes industry sectors that individually constitute no more than 4% of net assets.

  See Schedule of Investments for additional information.

Proxy Voting Guidelines (Unaudited)

Birmiwal Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.birmiwal.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-417-5525). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2007 Annual Report  3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting solely of a base management fee and a performance-based management fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on September 30, 2006 and held through March 31, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of  investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                                   Expenses Paid

                                                                   Beginning                    Ending                  During the Period*

                                                               Account Value           Account Value          September 30, 2006

                                              September 30, 2006       March 31, 2007            to March 31, 2007

Actual                                  $1,000.00                 $1,132.67                         $25.79

Hypothetical                         $1,000.00                 $1,000.75                         $24.19

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 4.85%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

2007 Annual Report  4

Birmiwal Oasis Fund

	Schedule of Investments
	March 31, 2007

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Abrasive, Asbestos & Misc Nonmetallic Mineral Prods
10,000	Imperial Industries Inc. *	$ 76,600	0.38%

Agricultural Chemicals
351,822	Bodisen Biotech Inc. * ****	588,419	2.90%

Air Transportation, Nonscheduled
2,000	Air Methods Corp. *	48,040	0.24%

Air Transportation, Scheduled
5,000	AirTran Holdings Inc. *	51,350
2,000	Continental Airlines, Inc. *	72,780
		124,130	0.61%

Aircraft
3,000	AeroVironment, Inc. *	68,580	0.34%

Commodity Contracts Brokers & Dealers
1,000	FCStone Group Inc. *	37,320	0.18%

Communications Equipment, NEC
5,000	Vicon Industries Inc. *	49,750	0.25%

Computer Peripheral Equipment, NEC
3,000	Aruba Networks, Inc. *	44,010
1,000	Avocent Corp. *	26,970
		70,980	0.35%

Construction Machinery & Equipment
1,000	Manitowoc Co. Inc.	63,530	0.31%

Cutlery, Handtools & General Hardware
2,000	Eastern Co.	54,360	0.27%

Drilling Oil & Gas Wells
2,000	Hercules Offshore, Inc. *	52,520
3,000	Union Drilling, Inc. *	42,600
		95,120	0.47%

Electronic Components, NEC
43,200	Integral Technologies Inc. *	90,720
2,000	Technitrol Inc.	52,380
		143,100	0.71%

Games, Toys & Children's Vehicles (No Dolls & Bicycles)
2,000	JAKKS Pacific Inc. *	47,800	0.24%

General Industrial Machinery & Equipment
1,000	Twin Disc Inc.	42,700	0.21%

Gold and Silver Ores
90,000	Taseko Mines Ltd. *	236,700	1.17%

Household Audio & Video Equipment
1,000	Universal Electronics Inc. *	27,860	0.14%

Industrial Instruments For Measurement, Display, and Control
1,000	Hurco Companies Inc. *	42,850	0.21%

Machine Tools, Metal Cutting Types
3,000	Hardinge Inc.	78,480	0.39%

Metal Mining
70,000	Northern Orion Resources Inc. *	284,900	1.40%

Mining Machinery & Equipment (No Oil & Gas Field Mach & Equip)
2,000	Joy Global, Inc.	85,800	0.42%

Miscellaneous Industrial & Commercial Machinery & Equipment
2,000	Actuant Corp.	101,620	0.50%

Miscellaneous Electrical Machinery, Equipment & Supplies
5,000	Exide Technologies *	43,500	0.21%

Motor Vehicles & Passenger Car Bodies
1,000	Brilliance China Automotive Holdings Ltd. * **	24,750
10,000	Tata Motors Ltd. **	162,100
		186,850	0.92%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

**** As of March 31, 2007, security was considered an illiquid security as market value was determined by following the Fund’s Fair Value

Pricing Policy. (See Note 2.)

The accompanying notes are an integral part of the financial statements.

2007 Annual Report  5

Birmiwal Oasis Fund

	Schedule of Investments
	March 31, 2007

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Oil & Gas Field Exploration Services
10,000	Allis-Chalmers Energy, Inc. *	$ 157,500
25,000	OMNI Energy Services Corp. *	254,500
		412,000	2.03%

Paper Mills
2,000	Bowater Inc.	47,640	0.23%

Pharmaceutical Preparations
6,000	Dr. Reddy's Laboratories Ltd. **	98,760	0.49%

Photographic Equipment & Supplies
190,100	MDI Inc. *	197,704	0.97%

Radio & Tv Broadcasting & Communications Equipment
4,000	BigBand Networks, Inc. *	72,040
7,000	Sierra Wireless Inc. *	109,830
15,000	Syntax-Brillian Corporation *	126,000
		307,870	1.52%

Retail - Computer & Computer Software Stores
1,000	GameStop Corp. *	32,570	0.16%

Retail - Department Stores
1,000	Dillard's Inc. CLASS A	32,730	0.16%

Retail - Eating Places
1,000	Buffalo Wild Wings Inc. *	63,700
2,000	Tim Hortons Inc.	60,840
		124,540	0.61%

Security Brokers, Dealers & Flotation Companies
1,000	Penson Worldwide Inc *	30,190	0.15%

Security & Commodity Brokers, Dealers, Exchanges & Services
91,055	Optionable Inc. *	539,956	2.66%

Semiconductors & Related Devices
13,000	Actions Semiconductor Co., Ltd. * **	96,070
45,000	Canadian Solar Inc. *	438,750
112,000	ChipMOS TECHNOLOGIES (Bermuda) LTD. *	773,920
60,000	Leadis Technology Inc. *	240,000
8,300	Netlist Inc. *	57,768
2,000	NVE Corp. *	54,560
23,000	OmniVision Technologies Inc. *	298,080
5,000	Solarfun Power Holdings Co. Ltd. *	62,850
		2,021,998	9.96%

Services - Advertising Agencies
94,000	Commerce Planet, Inc. *	162,620	0.80%

Services - Business Services
600	AMREP Corp. *	46,350
45,000	BSQUARE Corp. *	198,450
14,000	China Techfaith Wireless Communication Technology Ltd. * **	128,100
1,000	Exlservice Holdings, Inc. *	20,630
200,567	Webzen Inc. * **	836,364
		1,229,894	6.06%

Services - Computer Integrated Systems Design
7,000	Cogent Inc. *	94,150
4,000	Imergent Inc.	77,840
2,000	SYNNEX Corp. *	42,480
		214,470	1.06%

Services - Computer Programming
7,000	Glu Mobile, Inc. *	70,000
3,000	Satyam Computer Services Ltd. **	68,100
		138,100	0.68%

Services - Computer Programming, Data Processing, Etc.
13,000	Novatel Wireless Inc. *	208,520	1.03%

Services - Home Health Care Services
1,000	Chemed Corp.	48,960	0.24%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

2007 Annual Report  6

Birmiwal Oasis Fund

			Schedule of Investments
			March 31, 2007

Shares/Principal Amount			Market Value	% of Net Assets

COMMON STOCKS

Services - Management Consulting Services
25,000	ICF International Inc. *		$ 472,500	2.33%

Services - Management Services
10,000	Home Solutions of America Inc. *		47,500	0.23%

Services - Miscellaneous Amusement & Recreation
5,000	Six Flags, Inc. *		30,050	0.15%

Services - Photofinishing Laboratories
4,000	Shutterfly, Inc. *		64,160	0.32%

Services - Prepackaged Software
10,000	Ariba Inc. *		94,000
1,000	Microsoft Corp.		27,870
			121,870	0.60%

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
10,000	Gerdau AmeriSteel Corp.		117,500
59,000	Grupo Simec SA de CV * **		727,470
			844,970	4.16%

Surgical & Medical Instruments & Apparatus
906	Accuray Incorporated *		20,150
16,000	NeuroMetrix Inc.		155,360
			175,510	0.86%

Telephone Communications (No Radiotelephone)
3,000	Videsh Sanchar Nigam Ltd. **		55,560	0.27%

Wholesale - Electronic Parts & Equipment, NEC
42,000	Brightpoint Inc. *		480,480	2.37%

Wholesale - Industrial Machinery & Equipment
1,000	DXP Enterprises Inc. *		38,200	0.19%

Women's, Misses', and Juniors Outerwear
25,000	Nitches Inc. *		132,250	0.66%

Total for Common Stock (Cost $11,893,362)			10,910,561	53.77%

CLOSED-END FUNDS
2,000	Greater China Fund Inc. (Cost $43,588)		45,840	0.23%

EXCHANGE TRADED FUNDS
5,000	UltraShort QQQ ProShares		268,550
2,000	UltraShort S&P500 ProShares *		116,680
Total for Exchange Traded Funds (Cost $415,036)			385,230	1.90%

REAL ESTATE INVESTMENT TRUSTS
25,900	Friedman Billings Ramsey Group Inc. (Cost $130,850)		142,968	0.70%

CALL OPTIONS		Shares Subject
Expiration Date/Exercise Price		to Call

Fording Canadian Coal Trust		19,000	62,700	0.31%
January 2009 Calls @ 20.00
Total (Premiums Paid - $53,966)

Cash and Equivalents
8,284,840	First American Government Obligation Fund Cl A 4.63% ***		8,284,840	40.82%
	(Cost $8,284,840)

	Total Investments Securities		19,832,139	97.73%
	(Cost $20,821,642)

	Other Assets In Excess of Liabilities		459,707	2.27%

	Net Assets		$ 20,291,846	100.00%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

***Variable rate security; the Yield Rate shown represents the rate at March 31,2007.

The accompanying notes are an integral part of the financial statements.

2007 Annual Report  7

Birmiwal Oasis Fund

Schedule of Securities Sold Short
March 31, 2007

Shares/Principal Amount	Market Value

EXCHANGE TRADED FUNDS
3,000	S&P Depository Receipts (Proceeds - $419,220)	$ 426,000

The accompanying notes are an integral part of the

financial statements.

2007 Annual Report  8

Birmiwal Oasis Fund

Statement of Assets and Liabilities
March 31, 2007

Assets:
Investment Securities at Market Value	$ 19,832,139
(Identified Cost - $20,821,642)
Cash Held at Custodian	1,000,000
Cash Held at Broker	409,016
Receivables:
Receivable for Securities Sold	244,585
Dividends and Interest	36,707
Total Assets	21,522,447
Liabilities
Securities Sold Short, at Market Value (Proceeds - $419, 220)	426,000
Management Fees Payable
Base Management Fee Payable to Adviser	50,951
Performance Adjustment Payable to Adviser	27,594
Payable For Securities Purchased	726,056
Total Liabilities	1,230,601
Net Assets	$ 20,291,846
Net Assets Consist of:
Paid In Capital	18,544,811
Realized Gain on Investments - Net	2,743,318
Unrealized Depreciation in Value	(996,283)
of Investments Based on Identified Cost - Net
Net Assets, for 623,259 Shares Outstanding	$ 20,291,846
(Unlimited number of shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($20,291,846/623,259 shares)	$ 32.56

Statement of Operations
For the year ended March 31, 2007

Investment Income:
Dividends (Net of foreign withholding tax of $1,237)	$ 32,476
Interest	220,473
Total Investment Income	252,949
Expenses: (Note 3)
Management Fees
Base Management Fees	525,845
Performance Adjustment	354,153
Total Expenses	879,998

Net Investment Loss	(627,049)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	6,777,238
Net Realized Gain on Securities Sold Short	1,485
Net Realized Loss on Options Purchased	(185,820)
Net Realized Gain on Options Written	24,245
Net Change In Unrealized Depreciation on Investments	(2,321,002)
Net Change In Unrealized Depreciation on Investments Sold Short	(6,780)
Net Change In Unrealized Appreciation on Options Purchased	8,734
Net Realized and Unrealized Gain on Investments, Investments
Sold Short, Options & Options Written	4,298,100
Net Increase in Net Assets from Operations	$ 3,671,051

The accompanying notes are an integral part of the

financial statements.

2007 Annual Report  9

Birmiwal Oasis Fund

Statement of Changes in Net Assets
	4/1/2006	4/1/2005
	to	to
	3/31/2007	3/31/2006
From Operations:
Net Investment Loss	$ (627,049)	$ (383,104)
Net Realized Gain on Investments, Short Sales, Options and Written Options	6,617,148	4,254,725
Net Change In Unrealized Appreciation (Depreciation)	(2,319,048)	1,657,342
Increase in Net Assets from Operations	3,671,051	5,528,963
From Distributions to Shareholders:
Net Investment Income	0	0
Net Realized Gain from Security Transactions	(5,655,993)	(2,620,863)
Change in Net Assets from Distributions	(5,655,993)	(2,620,863)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,855,974	4,236,383
Shares Issued on Reinvestment of Dividends	5,655,993	2,620,597
Cost of Shares Redeemed	(1,561,204)	(1,516,311)
Net Increase from Shareholder Activity	5,950,763	5,340,669

Net Increase in Net Assets	3,965,821	8,248,769

Net Assets at Beginning of Period	16,326,025	8,077,256
Net Assets at End of Period (including accumulated	$20,291,846	$16,326,025
undistributed net investment income of $0 and $0)

Share Transactions:
Issued	51,072	123,912
Reinvested	178,930	84,021
Redeemed	(45,727)	(44,204)
Net Increase in Shares	184,275	163,729
Shares Outstanding Beginning of Period	438,984	275,255
Shares Outstanding End of Period	623,259	438,984

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2006	4/1/2005	4/1/2004	4/1/2003 **
	to	to	to	to
	3/31/2007	3/31/2006	3/31/2005	3/31/2004
Net Asset Value -
Beginning of Period	$ 37.19	$ 29.34	$ 35.65	$ 20.00
Net Investment Income/(Loss)***	(1.27)	(1.18)	(1.03)	(0.43)
Net Gains or Losses on Securities
(realized and unrealized)	9.26	18.15	2.86	24.15
Total from Investment Operations	7.99	16.97	1.83	23.72

Distributions (From Net Investment Income)	0.00	0.00	0.00	0.00
Distributions (From Capital Gains)	(12.62)	(9.12)	(8.14)	(8.07)
Total Distributions	(12.62)	(9.12)	(8.14)	(8.07)

Net Asset Value -
End of Period	$ 32.56	$ 37.19	$ 29.34	$ 35.65

Total Return (a)	22.51%	63.83%	9.99%	126.90%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	20,292	16,326	8,077	6,898

Before Waivers
Ratio of Expenses to Average Net Assets	4.85%	4.70%	4.26%	2.90%
Ratio of Net Investment Loss to Average Net Assets	-3.46%	-3.50%	-3.72%	-2.68%

After Waivers
Ratio of Expenses to Average Net Assets	4.85%	4.70%	4.26%	1.50%
Ratio of Net Investment Loss to Average Net Assets	-3.46%	-3.50%	-3.72%	-1.28%
Portfolio Turnover Rate	688.12%	637.98%	1050.35%	1015.55%

** Commencement of Operations.
*** Per share amounts were calculated using the average shares method.
(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all
Fund distributions.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  10

NOTES TO THE FINANCIAL STATEMENTS

BIRMIWAL OASIS FUND

March 31, 2007

1.) ORGANIZATION

Birmiwal Oasis Fund (the "Fund") is a non-diversified series of the Birmiwal Investment Trust (the "Trust"), an open-end investment company and commenced operations on April 1, 2003.  The Trust was organized in Ohio as a business trust on January 3, 2003. The Trust may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  Birmiwal Asset Management, Inc. is the adviser to the Fund (the "Adviser"). As of the close of business on January 30, 2006, the Fund closed to new investors and would not take additional purchases from existing investors, except shareholders of record on January 30, 2006 were able to continue to add to their existing accounts only through the reinvestment of dividends and/or capital gain distributions from shares owned, and trustees of the Fund, as well as directors, officers and employees of the Adviser were permitted to continue to open new accounts and make additional purchases in existing accounts. On August 1, 2006, the Fund updated its Investing Policies by the following: The Fund remained closed to new investors except for non-profit organizations. Existing shareholders can purchase additional shares either by making new investments in their existing account(s) and /or by opening new account(s). The total of such new investments will be limited to a maximum of $25,000 per calendar year and per tax payer identification number/social security number. Existing shareholders may also continue to add to their existing accounts through the reinvestment of dividends and/or capital gain distributions from shares owned and may continue to participate in the Automatic Investment Plan (AIP). Non-profit organizations qualifying under Section 501(c)(3) of the Internal Revenue Code can open new accounts subject to a maximum investment limit of $25,000 per calendar year per taxpayer identification number. Trustees of the Fund, as well as directors, officers and employees of the Adviser may continue to open new accounts and make additional purchases in existing accounts. The Fund’s primary investment objective is to seek capital apreciation. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

2007 Annual Report  11

Notes to the Financial Statements - continued

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of March 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

As of March 31, 2007, all cash held at broker and $1,000,000 of the cash held at custodian is restricted because it represents collateral for securities sold short.

OPTION WRITING:

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2007 Annual Report  12

Notes to the Financial Statements - continued

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, these positions have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset values per share of the Fund. For the fiscal year ended March 31, 2007, net investment loss of $627,049 was reclassified to accumulated undistributed net realized short-term gains.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Birmiwal Asset Management, Inc.  (the "Adviser").  Under the terms of the Investment Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions, indirect expenses (such as the expenses of other investment companies in which the Fund may invest) and extraordinary expenses.

For its services and its agreement to pay the Fund’s operating expenses, the Adviser receives an annual variable performance-based management fee comprised of a base rate of 2.90% of the Fund's average daily net assets and a performance adjustment, which is in accordance with a rate schedule.  The performance adjustment increases or decreases the fee paid by the Fund to the Adviser based on the Fund's performance relative to the S&P 500 Index over the most recent 12-month period.  If the Fund's return for the period is within 2.00% (two per-

2007 Annual Report  13

Notes to the Financial Statements - continued

centage points) of the return on the S&P 500 Index, no adjustment is made.  If the difference between the performance of the Fund and the S&P 500 Index exceeds 2.00% (two percentage points), the performance adjustment is made at a rate that varies linearly with the difference between the Fund's performance and that of the S&P 500 Index.  The resulting performance adjustment rate can be as high as 2.40% if the Fund outperforms the S&P 500 Index by 14% (fourteen percentage points) or more, and as low as -2.40% if the Fund underperforms the S&P 500 Index by 14% (fourteen percentage points) or more.

For the year ended March 31, 2007, the Adviser earned base management fees totaling $525,845 and performance-based management fees totaling $354,153. At March 31, 2007, the Fund owed the Adviser management fees in the amount of $78,545, which consisted of base management fees of $50,951 and performance-based management fees of $27,594.

4.) RELATED PARTY TRANSACTIONS

Kailash Birmiwal, Ph.D. is the control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management  fees paid to the Adviser by the Fund. The Fund has entered into agreements with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agency services. An officer and shareholder of MSS is also an officer of the Fund. Fees paid to MSS are paid by the Adviser.

The Trustees who are not interested persons of the Fund were paid a total of $4,000 in Trustee fees for the year ended March 31, 2007 by the Adviser.

5.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares. Paid in capital at March 31, 2007 was $18,544,811 representing 623,259 shares outstanding.

6.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $89,468,665 and $94,278,841, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For federal income tax purposes, the cost of total investment securities owned at March 31, 2007 was $21,043,843 and proceeds from short positions amounted to $419,220. At March 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), was as follows:

Appreciation                           (Depreciation)                Net Appreciation (Depreciation)

  $924,462                               ($2,142,946)                               ($1,218,484)

7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2007, Kailash Birmiwal, Ph. D., the control person of the Adviser, held, in aggregate, approximately 65% of the Fund.

2007 Annual Report  14

Notes to the Financial Statements - continued

8.) WRITTEN OPTIONS

Transactions in written options during the year ended March 31, 2007 were as follows:

Number of

Premiums

 Contracts

 Received

Options outstanding at March 31, 2006

 0

            $0

Options written

          100

    $26,973

Options terminated in closing purchase transactions

                      (40)

                ($2,728)

Options expired

          (60)

  ($24,245)

Options exercised

 0

            $0

Options outstanding at March 31, 2007

 0

            $0

9.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid  during the years ended March 31, 2007 and March 31, 2006 was as follows:

Distributions paid from:

   Year ended                      Year ended

                                                 March 31, 2007                March 31, 2006

Ordinary Income:

               $               0

                             $               0

Short-term Capital Gain

       5,361,998                        2,591,017

Long-term Capital Gain

          293,995                            29,846

                                       $   5,655,993

                $   2,620,863

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                             $ 2,965,519

Unrealized appreciation/(depreciation)                   (1,218,484)

                                                                        $ 1,747,035

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and current year Post-October losses.

2007 Annual Report  15

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Ste 1100

Certified Public Accountants

Westlake, Ohio 44145

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of Birmiwal Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Birmiwal Investment Trust, comprising Birmiwal Oasis Fund (the "Fund") as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and financial highlights for each of the four periods then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the Fund's custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the four periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

May 22, 2007

2007 Annual Report  16

TRUSTEES AND OFFICERS - Unaudited

      The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee  dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.  For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-417-5525. The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees & s

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Kailash Birmiwal, Ph.D.(2) 1957 Lea R. Birmiwal, Ph.D. 1960	President, Treasurer, Chief Compliance Officer and Trustee Secretary	Since 2003 Since 2003	Managing personal assets (1994 to 2003). President of the Fund’s Adviser since 2003. Homemaker.	1 N/A	None None

(1) The address of each trustee and officer is c/o Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, WA 98006.

(2) Kailash Birmiwal is considered an "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

Independent Trustees

Name, Address(3), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Rajendra K. Bordia, Ph.D. 1957 Hemant K. Gupta, Ph.D. 1958 Veera S. Karukonda 1957 Bal K. Sharma, Dr. 1953	Trustee Trustee Trustee Trustee	Since 2003 Since 2003 Since 2003 Since 2003

Professor, Department of Materials Science and Engineering, University of Washington (2003-Present). Chair (1998-2005), Associate Professor (1991-2003), Department of Materials Science and Engineering, University of Washington.

President of Gupta Inc., a Retail Corporation (1996-2006). Assistant Professor, University of Connecticut (1986-1998).

Signal Systems Engineer, City of Stamford, CT (2004-Present). Civil Engineering Consultant (2003-2004).
Civil Engineer, City of Hartford, CT (1988-2003).  Civil Engineering Consultant (2003-2004).

Administrator (Chief of Respiratory Division), V.A. Medical Center, North Chicago (1990-Present).

				1 1 1 1	None None None None

(3)The address of each trustee and officer is c/o Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, WA 98006.

2007 Annual Report  17

Board of Trustees

Kailash Birmiwal, Ph. D.

Rajendra K. Bordia, Ph. D.

Hemant K. Gupta, Ph. D.

Veera S. Karukonda

Bal K. Sharma, Dr.

Investment Adviser

Birmiwal Asset Management, Inc.

5270 Highland Drive

Bellevue, WA 98006

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Dr., Ste 400

Broadview Hts, OH 44147

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Fund Administrator

Premier Fund Solutions Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Ste 1100

Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Birmiwal Oasis Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Birmiwal Oasis Fund

5270 Highland Drive

Bellevue, WA 98006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has made minor administrative changes and amended its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/07	FYE 3/31/06
Audit Fees	$14,500	$13,640
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,350
All Other Fees	$700	$650

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 3/31/07	FYE 3/31/06
Registrant	$3,200	$3,000
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Birmiwal Investment Trust

By : /s/ Kailash Birmiwal

Kailash Birmiwal

President

Date:                6-7-07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Kailash Birmiwal

Kailash Birmiwal

President

Date:                6-7-07

By : /s/ Kailash Birmiwal

Kailash Birmiwal

Chief Financial Officer

Date:                6-7-07